Statutory Prospectus Supplement dated January 14, 2011
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, R and Y shares of the Fund listed below:
Invesco Pacific Growth Fund
The following restates the entire section under the heading “FUND SUMMARY — Principal Investment Strategies of the Fund”:
“The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks (including depositary receipts) and preferred stocks of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand (including emerging market or developing countries). The principal Asian countries include Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
     The Fund’s investment adviser, Invesco Advisers, Inc. (the Adviser) generally invests Fund assets in companies it believes have a high rate of earnings growth potential. It also selects securities which, in its view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.
     The remaining 20% of the Fund’s assets may be invested in equity securities, fixed-income securities and convertible securities of companies located anywhere in the world, as well as 10% of its net assets in securities issued by other investment companies. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company.
     The Fund utilizes from time to time forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.”
The following restates the entire section under the heading “FUND SUMMARY — Principal Risks of Investing in the Fund”:
“As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
     Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. A portion of the Fund’s convertible investments may be rated below investment grade.
     Growth Investing Risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.
     Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

1

     Derivative Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
     Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)
     Investment Companies. The Fund may invest up to 10% of its net assets in securities issued by other investment companies. The Adviser may view these investments as necessary to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies.
     Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of these securities may include junk bonds, which have speculative characteristics.
     Small- and Mid-Capitalization Risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.”
The following restates the entire section under the heading “INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS — Principal Investment Strategies”:
“The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks (including depositary receipts) and preferred stocks of companies which have a principal place of business in, or which derive a majority of their revenues from business in Asia, Australia or New Zealand (including emerging market or developing countries). The principal Asian countries include Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund’s assets will be invested in at least three countries. The Fund, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
     The Adviser generally invests Fund assets in companies it believes have a high rate of earnings growth potential. It also selects securities which, in its view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.
     Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.
     The remaining 20% of the Fund’s assets may be invested in equity securities, fixed-income securities and convertible securities of companies located anywhere in the world, as well as securities of other investment companies, forward foreign currency exchange contracts and options on currencies. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. The Fund’s fixed-income investments may

2

include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company.
     The Fund uses from time to time forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.
     In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (forward contracts).”
The following is added to the bottom of the section under the heading “INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS — Principal Risks”:
     “Derivative Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A Fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).
     Small- And Mid-capitalization Risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.”

3

Prospectus	December 23, 2010

Institutional Class	as revised January 14, 2011

Invesco Pacific Growth Fund (TGRSX)

Invesco Pacific Growth Fund’s investment objective is to maximize the capital appreciation of its investments.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective, Strategies, Risks and Portfolio Holdings	2

Fund Management	4
The Adviser	4
Adviser Compensation	4
Portfolio Managers	5

Other Information	5
Distributions	5
Dividends	5
Capital Gains Distributions	5

Financial Highlights	6

Shareholder Account Information	A-1
Suitability of Investors	A-1
Redeeming Shares	A-2
Exchanging Shares	A-2
Rights Reserved by the Funds	A-3
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-3
Pricing of Shares	A-4
Taxes	A-5
Payments to Financial Intermediaries	A-7
Important Notice Regarding Delivery of Security Holder Documents	A-7

Obtaining Additional Information	Back Cover

        Invesco Pacific Growth Fund

Fund Summary

Investment Objective
The Fund’s investment objective is to maximize the capital appreciation of its investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 31 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class

Management Fees	0.87%

Distribution and/or Service (12b-1) Fees	None

Other Expenses[1]	0.52

Total Annual Fund Operating Expenses[1]	1.39

[1]	“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Class	$142	$440	$761	$1,669

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate of the Morgan Stanley Pacific Growth Fund Inc. (the predecessor fund) for its most recent fiscal year was 33% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks (including depositary receipts) and preferred stocks of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand (including emerging market or developing countries). The principal Asian countries include Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund’s investment adviser, Invesco Advisers, Inc. (the Adviser) generally invests Fund assets in companies it believes have a high rate of earnings growth potential. It also selects securities which, in its view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

The remaining 20% of the Fund’s assets may be invested in equity securities, fixed-income securities and convertible securities of companies located anywhere in the world, as well as 10% of its net assets in securities issued by other investment companies. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company.

The Fund utilizes from time to time forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. A portion of the Fund’s convertible investments may be rated below investment grade.

Growth Investing Risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

Derivative Risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty

1        Invesco Pacific Growth Fund

risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Investment Companies. The Fund may invest up to 10% of its net assets in securities issued by other investment companies. The Adviser may view these investments as necessary to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies.

Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of these securities may include junk bonds, which have speculative characteristics.

Small- and Mid-Capitalization Risk. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Performance Information
No performance information is available for Institutional Class shares because they have not yet commenced operations. In the future, Institutional Class shares will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in Institutional Class shares by comparing Institutional Class shares’ performance with a broad measure of market performance and by showing changes in Institutional Class shares’ performance from year to year.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Investment Sub-Advisers: Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited

Portfolio Managers	Title	Length of Service on the Fund

Paul Chan	Portfolio Manager	2010

Daiji Ozawa	Portfolio Manager	2010

Kunihiko Sugio	Portfolio Manager	2010 (predecessor fund 1998)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246.

The minimum investments for Institutional Class shares for Fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Defined contribution plan (for which sponsor has $100 million in combined defined contribution and defined benefit assets)	$0	$0

Defined Contribution Plan (for which a sponsor has less than $100 million in combined defined contribution and defined benefit assets)	$10 million	$0

Banks, trust companies and certain other financial intermediaries	$10 million	$0

Financial intermediaries and other corporations acting for their own accounts	$1 million	$0

Foundations or Endowments	$1 million	$0

Other institutional investors	$1 million	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Funds of Funds)	$0	$0

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective, Strategies, Risks and Portfolio Holdings

Investment Objective
The Fund’s investment objective is to maximize the capital appreciation of its investments. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.

Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks (including depositary receipts) and preferred stocks of companies which have a principal place of business in, or which derive a majority of their revenues from business in Asia, Australia or New Zealand (including emerging market or developing countries). The principal Asian countries include Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund’s assets will be invested in at least three countries. The Fund, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater

2        Invesco Pacific Growth Fund

extent than other countries. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Adviser generally invests Fund assets in companies it believes have a high rate of earnings growth potential. It also selects securities which, in its view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 20% of the Fund’s assets may be invested in equity securities, fixed-income securities and convertible securities of companies located anywhere in the world, as well as securities of other investment companies, forward foreign currency exchange contracts and options on currencies. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company.

The Fund uses from time to time forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (forward contracts).

Principal Risks
Equity Securities. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Growth Investing Risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Foreign and Emerging Market Securities. The Fund’s investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitation on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in the Pacific region and/or a particular country in which the Fund invests could cause a substantial decline in value of the portfolio. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Other Risks. The performance of the Fund also will depend on whether or not the Adviser and/or the unaffiliated Sub-Advisers are successful in applying the Fund’s investment strategies.

Derivative Risk. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A Fund investing in a derivative could lose more than the cash amount invested. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. In addition, the use of certain derivatives

3        Invesco Pacific Growth Fund

may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Small- And Mid-capitalization Risk. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Additional Investment Strategy Information
Other Global Securities. The Fund also may invest up to 20% of its assets in equity and/or fixed-income and convertible securities of companies located anywhere in the world, including the United States. The Fund furthermore may purchase securities issued by various agencies and instrumentalities of the U.S. Government.

Investment Companies. The Fund may invest up to 10% of its net assets in securities issued by other investment companies. The Adviser may view these investments as necessary to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies.

Defensive Investing. The Fund may take temporary defensive positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund’s principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

In pursuing the Fund’s investment objective, the Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which investment strategies it uses. For example, the Adviser in its discretion may determine to use some permitted investment strategies while not using others.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

Additional Risk Information
Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Investment Companies. Any Fund investment in an investment company is subject to the underlying risk of that investment company’s portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund’s fees and expenses, the Fund would bear its share of the investment company’s fees and expenses.

Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of these securities may include junk bonds, which have speculative characteristics.

Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

The following affiliates of the Adviser (the affiliated Sub-Advisers) serve as sub-advisers to the Fund and may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund:

Name	Address

Invesco Asset Management (Japan) Limited (Invesco Japan)	25th Floor, Shiroyama Trust Tower, 3-1 Toranomon 4-chome, Minatoku, Tokyo 105-6025

Invesco Hong Kong Limited (Invesco Hong Kong)	32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong

Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain Invesco Funds, INVESCO Funds Group, Inc. (IFG) (the former investment adviser to certain Invesco Funds), Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc., Invesco Distributors, Inc. (Invesco Distributors), formerly Invesco Aim Distributors, Inc. (the distributor of the Invesco Funds), and/or related entities and individuals, depending on the lawsuit, alleging among other things that the defendants permitted improper market timing and related activity in the Funds.

Effective June 1, 2010, Invesco Ltd., the ultimate parent company of Invesco Advisers, Inc., acquired the retail asset management business of Morgan Stanley & Co., including the Van Kampen Funds business. Certain of the former Morgan Stanley and Van Kampen open and closed-end funds and Van Kampen service providers to those funds were involved in litigation prior to June 1, 2010, as more fully described in the Statement of Additional Information, if applicable.

Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against Invesco Funds, IFG, Invesco, Invesco Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the Statement of Additional Information.

Adviser Compensation
Advisory Agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund, the Fund pays the Adviser a monthly fee

4        Invesco Pacific Growth Fund

computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.870%

Next $1 billion	0.820

Over $2 billion	0.770

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Institutional Class shares to 1.63% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

Invesco, not the Fund, pays sub-advisory fees, if any.

A discussion regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory agreements of the Fund is available in the Fund’s most recent report to shareholders for the twelve-month period ended October 31.

Portfolio Managers
Investment decisions for the Fund are made by the investment management team at Invesco Hong Kong and Invesco Japan. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Paul Chan, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Hong Kong and/or its affiliates since 2001.

■	Daiji Ozawa, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Japan and/or its affiliates since 2010. From 2007 to 2010, he was a Japanese Equity Value portfolio manager at Morgan Stanley Investment Trust Management Co. From 2006 to 2007, he was the Head of Investment (Equity) at Western Asset Management. From 1998 to 2006, he was the Director and Head of Equity Investments as Cititrust & Banking Corporation (Citigroup Asset Management).

■	Kunihiko Sugio, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Japan and/or its affiliates since 2010. Mr. Sugio served as Portfolio Manager of the predecessor fund since 1998. Prior to the commencement of operations by the Fund, Mr. Sugio was associated with Morgan Stanley Asset & Investment Trust Management Co., Limited in an investment management capacity (1993 to 2010).

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a Fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a Fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

5        Invesco Pacific Growth Fund

Financial Highlights

The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of Institutional Class shares. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the predecessor funds financial statements, is included in the predecessor funds annual report, which is available upon request.

Prior to the date of this prospectus, Institutional Class shares had not yet commenced operations; therefore, Financial Highlights are not available.

	FOR THE
	SIX MONTHS
	ENDED		FOR THE YEAR ENDED OCTOBER 31,
	APRIL 30, 2010		2009		2008		2007		2006	2005
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.77		$14.83		$29.64		$19.85		$15.71	$13.14

Income (loss) from investment operations:
Net investment income(1)	0.09		0.11		0.22		0.09		0.05	0.11
Net realized and unrealized gain (loss)	2.02		5.02		(14.88)		9.78		4.09	2.46

Total income (loss) from investment operations	2.11		5.13		(14.66)		9.87		4.14	2.57

Less dividends from net investment income	(0.09)		(0.19)		(0.15)		(0.08)		—	—

Net asset value, end of period	$21.79		$19.77		$14.83		$29.64		$19.85	$15.71

Total Return(2)	10.66	%(6)	35.11%		(49.69)%		49.89%		26.35%	19.56%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.52	%(4)(7)	1.63	%(4)	1.48	%(4)	1.43	%(4)	1.52%	1.56%
Net investment income (loss)	(0.03	)%(4)(7)	0.62	%(4)	0.93	%(4)	0.34	%(4)	0.29%	0.31%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—	—
Supplemental Data:
Net assets, end of period, in thousands	$8,252		$616		$373		$1,291		$2,120	$7,484
Portfolio turnover rate	18	%(6)	33%		42%		50%		41%	25%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

6        Invesco Pacific Growth Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other mutual funds. The following information is about the Institutional Classes of the Invesco Funds and Invesco Van Kampen Funds (Invesco Funds or Funds), which are offered only to certain eligible institutional investors.

Additional information is available on the Internet at www.invesco.com/us. Click on the link for Accounts & Services, then Service Center, or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Suitability for Investors
The Institutional Class of the Fund is intended solely for use by institutional investors who (i) meet the eligibility requirements set forth below and (ii) trade through an omnibus, trust or similar account with the Fund. Institutional investors will receive an institutional level of fund services, which generally are limited to buying, selling or exchanging shares. Services such as dollar cost averaging and internet account access are generally limited to retail investors and are not available for institutional investor accounts.

Shares of the Institutional Class of the Fund are generally available for banks, trust companies and certain other financial intermediaries acting for the benefit of institutional client accounts, collective trust funds, entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies), funds of funds or other pooled investment vehicles, financial intermediaries and corporations investing for their own accounts, certain defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the Code) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization) which meet asset and/or minimum initial investment requirements.

As illustrated in the table below, the Institutional Class minimum investment amounts are as follows: (i) for an institutional investor that is a defined contribution plan for which the sponsor has combined defined contribution plan and defined benefit plan assets of at least $100 million, there is no minimum initial investment requirement; otherwise the minimum initial investment requirement for an institutional investor that is a defined contribution plan is $10 million per client sub-account; (ii) for an institutional investor that is a bank, trust company or certain other financial intermediaries acting for the benefit of institutional client accounts, the minimum initial investment requirement is $10 million per client sub-account; (iii) for certain other institutional investors, the minimum initial investment requirement is $1 million per client sub-account; and (iv) for defined benefit plans, funds of funds or other pooled investment vehicles, there is no minimum initial investment requirement.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Shares Sold Without Sales Charges
You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

Minimum Investments
The minimum investments for Institutional Class accounts are as follows:

	Initial	Additional
Type of Account	Investments	Investments

Defined Contribution Plan (for which sponsor has $100 million in combined DC and DB assets)	$0	$0

Defined Contribution Plan (for which sponsor has less than $100 million in combined DC and DB assets)	$10 M	$0

Banks, Trust Companies and certain other financial intermediaries	$10 M	$0

Financial Intermediaries and other Corporations acting for their own accounts	$1 M	$0

Foundations or Endowments	$1 M	$0

Other institutional investors	$1 M	$0

Defined Benefit Plan	$0	$0

Pooled investment vehicles (e.g., Fund of Funds)	$0	$0

How to Purchase Shares

Purchase Options
	Opening An Account	Adding To An Account

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary. The financial adviser or financial intermediary should mail your completed account application to the transfer agent,	Contact your financial adviser or financial intermediary.
Invesco Investment Services, Inc., P.O. Box 0843, Houston, TX 77210-0843.
The financial adviser or financial intermediary should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:
Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone and Wire	Open your account through a financial adviser or financial intermediary as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions listed above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund.

A-1        The Invesco Funds—Institutional Class

INSTCL—12/10

Redeeming Shares

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator). Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial adviser’s or financial intermediary’s call before the close of the customary trading session of the New York Stock Exchange (NYSE) on days the NYSE is open for business in order to effect the redemption at that day’s closing price.
By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Timing and Method of Payment
We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent). If your request is not in good order, we may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the Securities and Exchange Commission (SEC), such as when the NYSE restricts or suspends trading.

If you redeem by telephone, we will transmit the amount of redemption proceeds electronically to your pre-authorized bank account.

We use reasonable procedures to confirm that instructions communicated via telephone are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine in their sole discretion whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions Initiated by the Funds
If the Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

    Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Fund
Invesco Global Growth Fund
Invesco Global Real Estate Fund

    Invesco Global Small & Mid Cap Growth Fund
Invesco High Yield Fund
Invesco International Allocation Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund Invesco Japan Fund Invesco Van Kampen Emerging Markets Fund Invesco Van Kampen High Yield Fund Invesco Van Kampen International Growth Fund

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or individual retirement account (IRA) to the trustee or custodian of another employee benefit plan or IRA.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle. If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions.

Exchanging Shares
You may, under most circumstances, exchange Institutional Class shares in one Fund for Institutional Class shares of another Fund. An exchange is

A-2        The Invesco Funds—Institutional Class

the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares.

Any of the participating Funds or the distributor may modify or terminate this privilege at any time. The Fund or Invesco Distributors, Inc. (“Invesco Distributors”) will provide you with notice of such modification or termination if it is required to do so by law.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year; provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by funds of funds and insurance company separate accounts which use the funds as underlying investments.
■	Exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).
■	If you acquire shares in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan or IRA to the trustee or custodian of a new employee benefit plan or IRA, your first reallocation of those assets will not count toward the exchange limitation.

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Rights Reserved by the Funds
Each Fund and its agent reserves the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Funds’ Boards of Trustees (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except Invesco Limited Maturity Treasury Fund. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they

A-3        The Invesco Funds—Institutional Class

believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market Funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or Invesco Affiliates, in their sole discretion determine that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), the Fund may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be severely limited or non-existent.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Board. The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups

A-4        The Invesco Funds—Institutional Class

of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco Valuation Committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco High Income Municipal Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such other open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.

For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.

The Invesco Balanced-Risk Allocation Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective Subsidiaries. The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
You can purchase, exchange or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income are generally taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2010) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized from redemptions of Fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another Fund is the same as a sale.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as “buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% or at the-then applicable rate of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in

A-5        The Invesco Funds—Institutional Class

computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders form the Funds investments in U.S. REITs will not generally qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S.-qualified REIT. If, contrary to expectations, the Fund were to receive excess inclusion income in excess of certain threshold amounts, such income would be allocated to Fund shareholders with special tax consequences.
■	The sale of a U.S. real property interest by a REIT in which a Fund invests may trigger special tax consequences to the Fund’s foreign shareholders.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Internal Revenue Code (the Code) for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives form commodity-lined notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.
■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying

A-6        The Invesco Funds—Institutional Class

the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
Invesco Distributors, the distributor of the Funds, an Invesco Affiliate, or one or more of its corporate affiliates (collectively, Invesco Affiliates) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Fund on the financial intermediary’s Funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its Fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.10% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s Statement of Additional Information about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-7        The Invesco Funds—Institutional Class

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of a current SAI, annual or semiannual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 4739, Houston, TX 77210-4739

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semiannual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semiannual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Pacific Growth Fund
SEC 1940 Act file number: 811-05426

invesco.com/us MS-PGRO-PRO-2